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                                   FORM 604
                            CORPORATIONS ACT 2001
                                 SECTION 671B

             NOTICE OF CHANGE OF INTERESTS OF SUBSTANTIAL HOLDER
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TO Company Name/Scheme               WMC Resources Ltd

                                     ------------------------------------------

ACN/ARSN                             76 004 184 598
                                     ------------------------------------------

1. DETAILS OF SUBSTANTIAL HOLDER (1)
Name                                 BHP Billiton Limited
                                     ------------------------------------------
ACN/ARSN (if applicable)             49 004 028 077

                                     ------------------------------------------
                                     This notice is also given by BHP Billiton
                                     Limited on behalf of BHP Billiton Plc and on behalf of BHP Billiton Limited's controlled bodies corporate (SUBSIDIARIES) and on behalf of BHP Billiton Plc's controlled bodies corporate including those named in Annexure A of the Form 603 "Notice of initial substantial holder" dated 22 March 2005

There was a change in the
interests of the
substantial holder on                9/06/2005
                                     ----------
The previous notice was              9/06/2005
given to the company on              ----------

The previous notice was dated        9/06/2005
                                     ----------

2. PREVIOUS AND PRESENT VOTING POWER

The total number of votes attached to all the voting shares in the company or voting interests in the scheme that the substantial holder or an associate
(2) had a relevant interest (3) in when last required, and when now required, to give a substantial holding notice to the company or scheme, are as follows:




          -------------------------------------------------------------------------------------------------
          Class of securities (4)
                                      Previous notice                         Present notice
                                      ---------------------------------------------------------------------

                                      Person's            Voting              Person's            Voting
                                      votes               power (5)           votes               power (5)
                                      ---------------------------------------------------------------------

                                      ---------------------------------------------------------------------

          Ordinary shares             941,452,404         80.10%              953,912,235         81.16%
          -------------------------------------------------------------------------------------------------



3. CHANGES IN RELEVANT INTERESTS

Particulars of each change in, or change in the nature of, a relevant interest of the substantial holder or an associate in voting securities of the company or scheme, since the substantial holder was last required to give a substantial holding notice to the company or scheme are as follows:





        ----------------------------------------------------------------------------------------

                  Person whose                    Consideration  Class and
        Date      relevant                        given in       number of
        of        interest        Nature of       relation       securities       Person's votes
        change    changed         change (6)      to change(7)   affected         affected
        ----------------------------------------------------------------------------------------

        9/06/2005  BHP            Purchaser of    $7.85 for      11,806,016       11,806,016
                   Billiton       securities      each WMC       ordinary
                   Lonsdale       pursuant to     Resources      shares
                   Investments    contracts       Ltd
                   Pty Ltd        arising as a    ordinary
                                  result of       share
                                  acceptances
                                  of takeover
                                  offers as set
                                  out in the
                                  Bidder's
                                  Statement,
                                  the form of
                                  which was
                                  given to the
                                  Australian
                                  Stock
                                  Exchange
                                  Limited by
                                  the
                                  substantial
                                  holder on 21
                                  March 2005
        ----------------------------------------------------------------------------------------
        9/06/2005  BHP            Entry into      $7.85 for      653,815          653,815
                   Billiton       contracts for   each WMC       ordinary
                   Lonsdale       the purchase    Resources      shares
                   Investments    of the          Ltd
                   Pty Ltd        securities on   ordinary
                                  Australian      share
                                  Stock
                                  Exchange
                                  Limited (ASX)
        ----------------------------------------------------------------------------------------
        As        BHP             Taken under     Nil            As above         As above
        above     Billiton        section                        for BHP          for BHP
        for       Limited         608(3)(b) of                   Billiton         Billiton
        BHP                       the                            Lonsdale         Lonsdale
        Billiton                  Corporations                   Investments      Investments
        Lonsdale                  Act to have a                  Pty Ltd          Pty Ltd
        Investments               relevant
        Pty Ltd                   interest by
                                  reason of
                                  having
                                  control of
                                  BHP Billiton
                                  Lonsdale
                                  Investments
                                  Pty Ltd
        ----------------------------------------------------------------------------------------
        As        Each of         Taken under     Nil            As above         As above
        above     the             section                        for BHP          for BHP
        for       Subsidiaries    608(3)(a) of                   Billiton         Billiton
        BHP                       the                            Lonsdale         Lonsdale
        Billiton                  Corporations                   Investments      Investments
        Lonsdale                  Act to have a                  Pty Ltd          Pty Ltd
        Investments               relevant
        Pty Ltd                   interest by
                                  reason of
                                  having voting
                                  power
                                  (through the
                                  relevant
                                  interests of
                                  its
                                  associate,
                                  BHP Billiton
                                  Limited)
                                  above 20% in
                                  BHP Billiton
                                  Lonsdale
                                  Investments
                                  Pty Ltd
        ----------------------------------------------------------------------------------------

4. PRESENT RELEVANT INTERESTS

Particulars of each relevant interest of the substantial holder in voting securities after the change are as follows:




        --------------------------------------------------------------------------------------------

        Holder of         Registered       Person entitled   Nature of     Class and
        relevant          holder of        to be registered  relevant      number of        Person's
        interest          securities       as holder (8)     interest (6)  securities       votes
        --------------------------------------------------------------------------------------------

        BHP               Various          BHP Billiton      Power to      864,860,888      864,860,884
        Billiton          offerees         Lonsdale          control       ordinary
        Lonsdale          who have         Investments       disposal of   shares
        Investments       accepted         Pty Ltd           the
        Pty Ltd           the                                securities
                          takeover                           pursuant to
                          offers                             the
                          referred                           contracts
                          to in                              referred to
                          paragraph                          in
                          3                                  paragraph 3
        --------------------------------------------------------------------------------------------
        BHP               Various          BHP Billiton      Relevant      89,051,351       89,051,351
        Billiton          vendors          Lonsdale          interest      ordinary
        Lonsdale          of               Investments       under         shares
        Investments       securities       Pty Ltd           section
        Pty Ltd           on ASX                             608(1) of
                                                             the
                                                             Corporations
                                                             Act
                                                             pursuant to
                                                             the
                                                             purchase of
                                                             securities
                                                             on ASX
        --------------------------------------------------------------------------------------------
        BHP               As above         BHP Billiton      Taken under   As above         As above
        Billiton          for BHP          Lonsdale          section       for BHP          for BHP
        Limited           Billiton         Investments       608(3)(b)     Billiton         Billiton
                          Lonsdale         Pty Ltd           of the        Lonsdale         Lonsdale
                          Investments                        Corporations  Investments      Investments
                          Pty Ltd                            Act to have   Pty Ltd          Pty Ltd
                                                             a relevant
                                                             interest by
                                                             reason of
                                                             having
                                                             control of
                                                             BHP
                                                             Billiton
                                                             Lonsdale
                                                             Investments
                                                             Pty Ltd
        --------------------------------------------------------------------------------------------
        Each              As above         BHP Billiton      Taken under   As above         As above
        of the            for BHP          Lonsdale          section       for BHP          for BHP
        Subsidiaries      Billiton         Investments       608(3)(a)     Billiton         Billiton
                          Lonsdale         Pty Ltd           of the        Lonsdale         Lonsdale
                          Investments                        Corporations  Investments      Investments
                          Pty Ltd                            Act to have   Pty Ltd          Pty Ltd
                                                             a relevant
                                                             interest by
                                                             reason of
                                                             having
                                                             voting
                                                             power
                                                             (through
                                                             the
                                                             relevant
                                                             interests
                                                             of its
                                                             associate,
                                                             BHP
                                                             Billiton
                                                             Limited)
                                                             above 20%
                                                             in BHP
                                                             Billiton
                                                             Lonsdale
                                                             Investments
                                                             Pty Ltd
        --------------------------------------------------------------------------------------------




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5. CHANGES IN ASSOCIATION

The persons who have become associates (2) of, ceased to be associates of, or have changed the nature of their association (9) with, the substantial holder in relation to voting interests in the company or scheme are as follows:



        ------------------------------------------------------------------
        Name and
        ACN/ARSN (if
        applicable)       Nature of association
        ------------------------------------------------------------------

        Not applicable    Not applicable
        ------------------------------------------------------------------




6. ADDRESSES

The addresses of persons named in this form are as follows:



        ------------------------------------------------------------------
        Name                  Address
        ------------------------------------------------------------------

        BHP Billiton          C/- BHP BIlliton Limited
        Limited and each      180 Lonsdale Street, Melbourne, Victoria 3000
        other person on
        whose behalf this
        notice is given
        ------------------------------------------------------------------



SIGNATURE

                                                              Deputy
    print name Ross Mallett                         capacity  Company
                                                              Secretary
               -----------------------------------
    SIGN HERE  /s/ Ross Mallett                     date      10/06/2005
               -----------------------------------

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



                                  DIRECTIONS

(1) If there are a number of substantial holders with similar or related relevant interests (eg. a corporation and its related corporations, or the manager and trustee of an equity trust), the names could be included in an annexure to the form. If the relevant interests of a group of persons are essentially similar, they may be referred to throughout the form as a specifically named group if the membership of each group, with the names and addresses of members is clearly set out in paragraph 6 of the form.

(2)   See the definition of "associate" in section 9 of the Corporations Act
      2001.

(3) See the definition of "relevant interest" in sections 608 and 671B(7) of the Corporations Act 2001.

(4) The voting shares of a company constitute one class unless divided into separate classes.

(5) The person's votes divided by the total votes in the body corporate or scheme multiplied by 100.

(6)   Include details of:

      (a) any relevant agreement or other circumstances because of which the change in relevant interest occurred. If subsection 671B(4) applies, a copy of any document setting out the terms of any relevant agreement, and a statement by the person giving full and accurate details of any contract, scheme or arrangement, must accompany this form, together with a written statement certifying this contract, scheme or arrangement; and

      (b) any qualification of the power of a person to exercise, control the exercise of, or influence the exercise of, the voting powers or disposal of the securities to which the relevant interest relates (indicating clearly the particular securities to which the qualification applies).

      See the definition of "relevant agreement" in section 9 of the Corporations Act 2001.

(7) Details of the consideration must include any and all benefits, money and other, that any person from whom a relevant interest was acquired has, or may, become entitled to receive in relation to that acquisition. Details must be included even if the benefit is conditional on the happening or not of a contingency. Details must be included on any benefit paid on behalf of the substantial holder or its associate in relation to the acquisitions, even if they are not paid directly to the person from whom the relevant interest was acquired.

(8) If the substantial holder is unable to determine the identity of the person (eg. if the relevant interest arises because of an option) write "unknown'".

(9) Give details, if appropriate, of the present association and any change in that association since the last substantial holding notice.

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